UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 1700
Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 15, 2006, Bristow Group Inc. (the “Company”) issued a press release, a copy of which has been furnished as Exhibit 99.1 to this Report.
Item 8.01 Other Events.
     On May 15, 2006, the Company announced that it has extended its contract with Shell Nigeria Exploration and Production Company Limited (“Shell Nigeria”) for an additional twenty-four months to March 31, 2008. Under this contract, the Company will provide and operate two AS332 Super Puma helicopters and two Sikorsky S76 helicopters. Contract revenues that could be generated over this twenty-four month period total an estimated $53 million. The contract is not cancelable by Shell Nigeria during the first 12 months and, in the second 12 months, Shell Nigeria may cancel the contract only after giving 180 days notice to the Company.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 15, 2006
Limitation on Incorporation by Reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements Disclosure
     Statements regarding the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements regarding potential future revenues generated under the contract described previously, are forward-looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the year ended March 31, 2005, and the Company’s reports on Form 10-Q for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005, which are available free of charge on the SEC’s website at www.sec.gov. The Company disclaims an intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 18, 2006

BRISTOW GROUP INC. (Registrant)
By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 15, 2006